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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-22695, 333-41437, 333-84282 and 333-87378) and
Registration Statements on Form S-8 (Nos. 33-65054, 33-65058, 333-38912, and 333-61925) of Forest City Enterprises, Inc. and Subsidiaries of our report dated March 11, 2004 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/PricewaterhouseCoopers

Cleveland, Ohio
March 31, 2004